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                                                  EXHIBIT 10.16



                               GABT Developments
                             600 Industrial Drive
                                Fort Erie, Ont
                                    L2A 5M9
                                  Feb 6 1997



Riddell/All American
1320 Taylor Street
Elyria, Ohio
44035
Attn: Mr. W. Logan
Vice President Finance

Dear Sir,
     It is our present intention to continue the lease for the location at 600 Industrial Drive, Fort Erie, Ontario at the present rate of $1,770.83 per month for the remainder of the year ending in September 30 1997. Prior to that time we will renegotiate a new lease at a rate and time span to be determined. Could you please sign where indicated to indicate your acceptance and return a copy to my attention.



Accepted  A. GRUNDY                     Accepted  W.D. LOGAN
          ----------------                        ----------------
          A. Grundy                               W.D. Logan
          GABT Developments                       Riddell/All American
Dated     6 Feb 97                      Dated     2/10/97
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